FOUNDATION VARIABLE UNIVERSAL LIFE 1.1 (FVUL 1.1)
PREMIER VARIABLE UNIVERSAL LIFE 1.1 (PVUL 1.1)
ADVISOR VARIABLE UNIVERSAL LIFE (ADVUL)
ADVANCED VARIABLE UNIVERSAL LIFE (AVUL)
VARIABLE EXECUTIVE UNIVERSAL LIFE (VEUL)
VARIABLE EXECUTIVE UNIVERSAL LIFE 2 (VEUL2)
VARIABLE UNIVERSAL LIFE (VUL)
VARIABLE UNIVERSAL LIFE 2 (VUL2)
VARIABLE UNIVERSAL LIFE 3 (VUL3)
VARIABLE UNIVERSAL LIFE 4 (VUL4)
SURVIVORSHIP VARIABLE UNIVERSAL LIFE (SVUL)
VARIABLE UNIVERSAL LIFE – DEATH BENEFIT (VUL-DB)
VARIABLE UNIVERSAL LIFE – CASH VALUE (VUL-CV)
VARIABLE UNIVERSAL LIFE – CASH VALUE 2 (VUL-CV2)
PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account A

Supplement dated September 1, 2009 to Prospectuses Dated May 1, 2009

This supplement will alter the prospectuses listed above in the following manner:

The Board of Trustees of PIMCO Variable Insurance Trust has approved and notified Us with a Plan of
Liquidation for the PIMCO Small Cap StocksPLUS TR Portfolio pursuant to which the Portfolio will be liquidated. The Portfolio will be liquidated on or about November 20, 2009. In preparation for this liquidation, effective September 20, 2009, Midland National will be closing this portfolio to new investors.

On page two of the prospectuses listed above, under Separate Account Investment Portfolios, the following portfolio will be closed to new investors as of September 20, 2009 and the portfolio will be liquidated on or about November 20, 2009.

PIMCO VIT Small Cap StocksPLUS®TR Portfolio

Under “SEPARATE ACCOUNT INVESTMENT CHOICES” subsection “Investment Policies Of
The Portfolios” the following portfolio will be closed to new investors as of September 20, 2009 and the portfolio will be liquidated on or about November 20, 2009.

PIMCO VIT Small Cap StocksPLUS® TR Portfolio	Seeks total return, which exceeds that of the Russell 2000® Index.